EXHIBIT 10.2

CONFIRMATION OF ACCEPTANCE

FRANKLIN ELECTRIC CO., INC.

Reference is made to the Fourth Amended and Restated Note Purchase and Private Shelf Agreement (the “Agreement”), dated as of July 30, 2021 between Franklin Electric Co., Inc. (the “Company”), Franklin Electric B.V. and PGIM, Inc., and each other Prudential Affiliate which becomes a party thereto. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

Prudential or the Prudential Affiliate which is named below as a Purchaser of Notes hereby confirms the representations as to such Notes set forth in paragraph 9 of the Agreement, and agrees to be bound by the provisions of paragraphs 2A(5) and 2A(7) of the Agreement relating to the purchase and sale of such Notes.

Pursuant to paragraph 2A(5) of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

1.Accepted Notes: Aggregate principal amount $50,000,000.00

A. a. Name of Purchaser: Lotus Reinsurance Company Ltd.
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $26,300,000.00
d.Designated Currency: Dollars
e.Final maturity date: September 26, 2032
f.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
g.Interest rate: 5.01%
h.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
i.Payment and notice instructions: As set forth on attached Purchaser Schedule

B. a. Name of Purchaser: Prudential Arizona Reinsurance Captive Company
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $16,500,000.00
d.Designated Currency: Dollars
e.Final maturity date: September 26, 2032
f.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
g.Interest rate: 5.01%
h.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
i.Payment and notice instructions: As set forth on attached Purchaser Schedule

C.a. Name of Purchaser: The Prudential Gibraltar Financial Life Insurance Co., Ltd.
b.Name of Issuer: Franklin Electric Co., Inc.
c.Principal amount: $7,200,000.00
d.Designated Currency: Dollars
e.Final maturity date: September 26, 2032

f.Principal prepayment dates and amounts: Entire principal amount payable at final maturity
g.Interest rate: 5.01%
h.Interest payment period: Semi-Annual, March 26 & September 26, of each year, commencing March 26, 2026
i.Payment and notice instructions: As set forth on attached Purchaser Schedule

2.Closing Date: September 26, 2025

Dated: September 22, 2025
FRANKLIN ELECTRIC CO., INC.

By /s/ Jonathan Grandon
Name: Jonathan Grandon
Title: Secretary

[Signature Page to the Confirmation of Acceptance]

PGIM, INC.

By: /s/ David Quackenbush
Name: David Quackenbush
Title: Vice President

PRUDENTIAL ARIZONA REINSURANCE CAPTIVE COMPANY

By: PGIM, Inc. (as Investment Manager)

By: /s/ David Quackenbush
Name: David Quackenbush
Title: Vice President

LOTUS REINSURANCE COMPANY LTD.

By: PGIM, Inc. (as Investment Manager)

By: /s/ David Quackenbush
Name: David Quackenbush
Title: Vice President

THE PRUDENTIAL GIBRALTAR FINANCIAL LIFE INSURANCE CO., LTD.

By: PGIM Japan Co., Ltd. (as Investment Manager)
By: PGIM, Inc. (as Sub-advisor)

By: /s/ David Quackenbush
Name: David Quackenbush
Title: Vice President

[Signature Page to the Confirmation of Acceptance]